                                                                   EXHIBIT 10.21


                              THIRD AMENDMENT TO
                              -------------------
                 SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                 --------------------------------------------
                AND AMENDMENT TO PLEDGE AND SECURITY AGREEMENT
                ----------------------------------------------


     THIS THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND AMENDMENT TO PLEDGE AND SECURITY AGREEMENT (the "Amendment") dated as of December 31, 1997 by and among NEW CENTURY MORTGAGE CORPORATION, a California corporation (the "Company"), FIRST BANK NATIONAL ASSOCIATION, a national banking association ("First Bank"), GUARANTY FEDERAL BANK, FSB, a federal savings bank ("GFB"), FIRST UNION NATIONAL BANK, a national banking association ("First Union"), RESIDENTIAL FUNDING CORPORATION, a Delaware corporation ("RFC"), BANK ONE, TEXAS, N.A., a national banking association ("Bank One"), THE BANK OF NEW YORK, a New York banking corporation ("BNY"), THE FIRST NATIONAL BANK OF CHICAGO, a national banking association ("First Chicago") (First Bank, GFB, First Union, RFC, Bank One, BNY, First Chicago being hereinafter referred to collectively as the "Banks" and individually as a "Bank"), and FIRST BANK NATIONAL ASSOCIATION, a national banking association, in its capacity as agent for the Banks (in such capacity, together with any successor agents appointed hereunder, the "Agent").

     WITNESSETH THAT:

     WHEREAS, the Company, the Banks and the Agent are parties to a Second Amended and Restated Credit Agreement dated as of July 31, 1997, as amended by a First Amendment dated as of November 26, 1997 and by a Second Amendment dated as of December 22, 1997 (as so amended, the "Credit Agreement"), pursuant to which the Banks provide the Company with revolving mortgage warehousing and working capital credit facilities; and

     WHEREAS, the Company and the Banks have agreed to amend the Credit Agreement upon the terms and conditions herein set forth;

     NOW, THEREFORE, for value received, the receipt and sufficiency of which are hereby acknowledged, the Company and the Banks agree as follows:

     1.   Certain Defined Terms.  Each capitalized term used herein without
          ---------------------
being defined herein that is defined in the Credit Agreement shall have the meaning given to it therein.

     2.   Amendments to Credit Agreement.  The Credit Agreement is hereby
          ------------------------------
amended as follows:

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          (a)  All references to the terms "Bank" or "Banks" are hereby replaced by the terms "Lender" or "Lenders", respectively.

          (b) All references to the term "Revolving Loan" are hereby replaced by the term "Warehousing Loan".

          (c) The definition of "Holding Account" in Section 1.01 is hereby amended by deleting the last two words thereof and inserting therefor the words "the Agent and the Lenders".

          (d) The definition of "Loan Documents" in Section 1.01 is hereby amended by inserting after "Pledge and Security Agreement," the words "Working Capital Security Agreement,".

          (e) Section 1.01 is hereby amended by adding the following new definitions in the correct alphabetical order:

               "GEFP":  Greenwich Capital Financial Products, Inc., a Delaware
                ----
          corporation.

               "Hedging Arrangements" means any agreements or other arrangements
                --------------------
          (including, without limitation, interest rate swap agreements, interest rate cap agreements and forward sale agreements) entered into to protect the Company against changes in interest rates or in the value of any assets of the Company.

               "Junior Securitization Interest":  as defined in the Working
                ------------------------------
          Capital Security Agreement.

               "Junior Securitization Interest Income Value":  with respect to
                -------------------------------------------
          any Junior Securitization Interest, the present value of the expected payments under such Junior Securitization Interest, based on assumptions concerning discount rates, default frequency, severity of loss, prepayment speeds and other relevant factors determined by the Agent in its sole discretion.

               "SBRC":  Salomon Brothers Realty Corp., a Delaware corporation.
                ----

               "Working Capital Collateral":  property in which the Agent takes
                --------------------------
          a security interest, for the benefit of the Lenders, pursuant to the Working Capital Security Agreement.

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               "Working Capital Collateral Value":  as of the date of
                --------------------------------
          determination with respect to the Junior Securitization Interests included in the Working Capital Collateral, (a) the lesser of (i) sixty percent (60%) of the value of such Junior Securitization Interests determined in accordance with GAAP and (ii) seventy-five percent (75%) of the aggregate Junior Securitization Interest Income Value of such Junior Securitization Interests, minus (b) the aggregate
                                                         -----
          amount of Indebtedness of the type described in Section 4.08(d) secured by Liens on such Junior Securitization Interests.

               "Working Capital Increase Date":  the date, if any, on which the
                -----------------------------
          conditions precedent set forth in Section 5.03 are satisfied.

               "Working Capital Security Agreement":  a Security Agreement by
                ----------------------------------
          and between the Company and the Agent, in form and substance satisfactory to First Bank and reasonably satisfactory to the other Lenders, as the same may be amended, supplemented, restated or otherwise modified and in effect from time to time, and any other agreement under which the Agent takes a security interest in the property of NCFC, the Company or any Affiliate of NCFC, other than the Warehousing Collateral, to secure the Obligations.

          (f) Section 2.01(b) is hereby amended by deleting the words "Warehousing Advance" where they appear therein and inserting therefor the words "Warehousing Loan".

          (g) Section 2.01(c) is hereby amended by deleting the second reference to "2:30 P.M." therein and inserting therefor "3:30 P.M."

          (h) Section 2.01(c) is hereby further amended by inserting the words "in the Working Capital Security Agreement" after the words "Pledge and Security Agreement," where they appear in the last sentence thereof.

          (i) The second sentence Section 2.01(d)(iii) is hereby amended by deleting the words "to the extent amounts received from the other Lenders are not sufficient to repay in full the principal of the outstanding Swingline Loans requested or required to be refinanced" and inserting the following therefor:

          to the extent Advances made by the Lenders are not sufficient to repay in full the principal of the outstanding Swingline Loans requested or required to be refinanced

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          (j)  The fourth sentence of Section 2.01(d)(iii) is hereby amended in its entirety to read as follows:

          If any portion of any Warehousing Loan made by the Lenders pursuant to this Section 2.01(d)(iii) should be recovered by or on behalf of the Company from First Bank in bankruptcy or otherwise, the loss of the amount so recovered shall be ratably shared among all the Lenders in the manner contemplated by Section 7.11.

          (k) The first sentence of Section 2.01(g)(i) is hereby amended by inserting after "provided," the words "(i) that the amount by which the
                      ---------
     Warehousing Commitment Amounts are reduced be shared ratably among all the Lenders on the basis of each Lender's Pro Rata Share, and (ii)".

          (l) The first sentence of Section 2.02(a) is hereby amended by deleting the words after "provided," and inserting the following therefor:
                               --------

          that no Lender shall be obligated to make any Working Capital Loan under the Working Capital Commitment if (i) the sum of the aggregate principal amount of such Lender's Working Capital Loans which would be outstanding as a result of making such Working Capital Loan plus such
                                                                      ----
          Lender's Pro Rata Share of the Letter of Credit Obligations would exceed such Lender's Working Capital Commitment Amount, or (ii) the sum of the aggregate principal amount of all Working Capital Loans which would be outstanding as a result of making such Working Capital Loan and any other Working Capital Loans to be made on such day plus
                                                                          ----
          the Letter of Credit Obligations would exceed (A) the sum of the Working Capital Commitment Amounts of all the Lenders, or (B) from and after the Working Capital Increase Date, if less, the Working Capital Collateral Value of all Junior Securitization Interests included in the Working Capital Collateral.

          (m) Section 2.02(b) is hereby amended by inserting the words "in the Working Capital Security Agreement" after the words "Pledge and Security Agreement," where they appear in the last sentence thereof.

          (n) Section 2.02(d) is hereby amended by renumbering subsections (ii) and (iii) to be subsections (iii) and (iv), respectively, and by adding a new subsection (ii) which reads as follows:

               (ii)  Mandatory Prepayments.  If, at any time from and after the
                     ---------------------
          Working Capital Increase Date, the aggregate principal amount of all Working Capital Loans outstanding plus the Letter of Credit
                                            ----
          Obligations

                                      -4-
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          exceeds the aggregate Working Capital Collateral Value of the Junior
          Securitization Interests included in the Working Capital Collateral, the Company shall immediately make principal prepayments on the Working Capital Notes in an aggregate amount equal to the amount of such excess, which aggregate amount shall be paid to the Agent and distributed to each Lender ratably on the basis of its Pro Rata Share thereof.

          (o) The first sentence of Section 2.02(e)(i) is hereby amended by inserting after "provided," the words "(i) that the amount by which the
                      ---------
     Working Capital Commitment Amounts are reduced be shared ratably among all the Lenders on the basis of each Lender's Pro Rata Share, and (ii)".

          (p) Section 2.08(b) is hereby amended in its entirety to read as follows:

               (b)  Increased Cost.  If, after the date hereof, any Regulatory
                    --------------
          Change or compliance with any request or directive (whether or not having the force of law) of any governmental authority, central bank or comparable agency:

                    (i) shall subject any Lender to any tax, duty or other charge with respect to Eurodollar Advances or Fixed Rate Advances, its Warehousing Note, its Working Capital Note or its obligation to make Eurodollar Advances or Fixed Rate Advances, or shall change the basis of taxation of payment to such Lender of the principal of or interest on Eurodollar Advances or Fixed Rate Advances or any other amounts due under this Agreement in respect of Eurodollar Advances or Fixed Rate Advances or its obligation to make Eurodollar Advances or Fixed Rate Advances (except for changes in the rate of tax on the overall net income of such Lender imposed by the laws of the United States or any jurisdiction in which such Lender's principal office is located); or

                    (ii) shall impose, modify or deem applicable any reserve, special deposit, capital requirement or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding any such requirement to the extent included in calculating the applicable Adjusted Eurodollar Rate) against assets of, deposits with or for the account of, or credit extended by, any Lender or shall impose on any Lender or on the interbank Eurodollar market any other condition affecting Eurodollar Advances or Fixed Rate Advances, such Lender's Warehousing

                                      -5-
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               Note, its Working Capital Note or its obligation to make
               Eurodollar Advances or Fixed Rate Advances;

          and the result of any of the foregoing is to increase the cost to such Lender of making or maintaining any Eurodollar Advance or Fixed Rate Advance, or to reduce the amount of any sum received or receivable by such Lender under this Agreement or under its Warehousing Note or its Working Capital Note, then, within 30 days after written demand by such Lender, the Company shall pay to such Lender such additional amount or amounts as will compensate such Lender for such increased cost or reduction; provided, that the Company shall not be obligated
                             --------
          to pay any such additional amount (i) unless such Lender shall first have notified the Company in writing that it intends to seek such compensation pursuant to this Section, or (ii) to the extent such additional amount is attributable to the period ending 91 days prior to the date of the first such notice with respect to such Regulatory Change (the "Excluded Period"), except to the extent any amount is attributable to the Excluded Period as a result of the retroactive application of the applicable Regulatory Change. A certificate of any Lender claiming compensation under this Section 2.08, setting forth the additional amount or amounts to be paid to it hereunder and stating in reasonable detail the basis for the charge and the method of computation, shall be conclusive in the absence of manifest error. In determining such amount, such Lender may use any reasonable averaging and attribution methods. Failure on the part of any Lender to demand compensation for any increased costs or reduction in amounts received or receivable with respect to any period shall not constitute a waiver of such Lender's rights to demand compensation for any increased costs or reduction in amounts received or receivable in any subsequent period.

          (q) Section 2.08(d) is hereby amended in its entirety to read as follows:

               (d)  Discretion of Lenders as to Manner of Funding.  Each Lender
                    ---------------------------------------------
          shall be entitled to fund and maintain its funding of Eurodollar Advances in any manner it may elect, it being understood, however, that for the purposes of this Agreement all determinations hereunder (excluding determinations of the Eurodollar Rate that the Agent elects to make from the Reuters screen) shall be made as if such Lender had actually funded and maintained each Eurodollar Advance through the purchase of deposits having an interest rate equal to the Eurodollar Rate.

          (r) Section 2.09(a) is hereby amended in its entirety to read as follows:

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               (a)  Letters of Credit.  Upon the terms and subject to the
                    -----------------
          conditions of this Agreement, First Bank agrees to issue Letters of Credit for the account of the Company; provided that First Bank shall
                                                 --------
          be under no obligation to issue any Letter of Credit if, after giving effect to such issuance, (i) the Company's Letter of Credit Obligations would exceed $1,250,000 or (ii) the sum of the aggregate principal amount of Working Capital Loans outstanding plus the Company's Letter of Credit Obligations would exceed the lesser of (A) the sum of the Working Capital Commitment Amounts or (B) the aggregate Working Capital Collateral Value of the Junior Securitization Interests included in the Working Capital Collateral.

          (s) Section 2.09(b) is hereby amended by inserting the words "in the Working Capital Security Agreement" after the words "Pledge and Security Agreement," where they appear in the last sentence thereof.

          (t) Section 3.04 is hereby amended by adding the following at the end thereof:

          The grant of a security interest pursuant to the Working Capital Security Agreement creates a valid security interest in the Working Capital Collateral, and the Lien on the Working Capital Collateral created by the Working Capital Security Agreement will be a second priority Lien thereon, free and clear of any other Liens except the interests of the Person providing financing for any Junior Securitization Interests included in the Working Capital Collateral on such Junior Securitization Interests.

          (u) Section 4.01(e) is hereby amended by deleting the word "and" at the end of clause (iii) thereof, adding the word "and" at the end of clause
     (iv) thereof, and adding the following after such clause (iv):

               (v) any event that would reduce the aggregate Working Capital Collateral Value of the Junior Subordination Interests included in the Working Capital Collateral;

          (v) Section 4.01 is hereby further amended by deleting the word "and" at the end of subsection (h) thereof, relettering subsection (i) thereof as subsection (j), and adding the following as a new subsection (i):

               (i) simultaneously with any request to the Agent to approve a new Investor, notice of the identity of such Investor, and promptly upon the request of any Lender, additional information concerning any such proposed Investor; and

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          (w)  Section 4.08 is hereby amended in its entirety to read as follows:

               4.08  Indebtedness.  The Company and NCFC will not, directly or
                     ------------
          indirectly, (i) create, incur, assume, guarantee, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except:

                    (a)  the Obligations and the Letter of Credit Obligations;

                    (b) current liabilities not more than 90 days overdue, unless contested in good faith by appropriate proceedings and any reserves required by GAAP have been established, incurred by NCFC or the Company in the ordinary course of business otherwise than for money borrowed; and

                    (c) Indebtedness incurred to finance the purchase of equipment and secured solely by Liens on such equipment, in an aggregate amount not to exceed $5,000,000;

                    (d) Indebtedness incurred to finance interest-only or residual interests in Mortgage-backed Securities issued by the Company and which Indebtedness is secured only by such residual interests, provided, such Indebtedness is (i) either (A) secured
                          --------
               by interests in Mortgage-backed Securities that do not constitute Working Capital Collateral, or (B) owed exclusively to SBRC or another Person that has entered into an intercreditor agreement with the Agent on terms satisfactory to the Agent, and (ii) does not exceed 75% of the value of such interestonly or residual interests determined in accordance with GAAP;

                    (e) intercompany Indebtedness of NCFC to the Company in an aggregate amount not to exceed $1,000,000; and

                    (f) obligations under gestation repurchase agreements or similar arrangements of the type described in Section 4.09(f);

          or (ii) permit (A)the Leverage Ratio of the Company be greater than 8 to 1 as of the last day of each fiscal quarter of the Company, (B)the Quarterly Average Leverage Ratio for any period of measurement be greater than 9 to 1, or (C)the Daily Leverage Ratio on any date be greater than 12 to 1.

          (x)  A new Section 4.09(h) is hereby added, which reads as follows:

               (h)  Liens arising under Hedging Arrangements.

          (y) Section 4.10 is hereby amended by deleting the "and" at the end of subsection (g) thereof, by replacing the period at the end of subsection
     (h) thereof with "; and" and by adding the following new clause (i): "(i) investments arising under the Hedging Arrangements".

          (z) Section 4.13(b) is hereby amended by deleting the words "other than Mortgage Loans" at the end thereof.

          (aa) Section 4.16 is hereby amended in its entirety to read as follows:

               4.16  Subsidiaries.  (a) The Company will not create or acquire
                     ------------
          any Subsidiaries, and (b) NCFC will not create or acquire any Subsidiaries other than (i) the Company and (ii) Subsidiaries engaged solely in any business involving the origination, acquisition, servicing and sale of consumer obligations.

          (bb) A new Section 5.03 is hereby added, which reads as follows:

               5.03  Conditions Precedent to Working Capital Commitment Amount
                     ---------------------------------------------------------
          Increase.  The Working Capital Increase Date shall occur on the date
          --------
          on which each and every of the following conditions is satisfied:

                    (a) the following shall have been delivered to the Agent, each duly executed or certified, as the case may be, and dated as of the date of delivery thereof:

                         (i) ten (10) counterparts of the Working Capital Security Agreement, duly executed by the Company and the Agent, together with such financing statements and other instruments as the Agent may request to create and perfect the security interests granted under the Working Capital Security Agreement;

                         (ii) a copy of any notifications to or agreements with SBRC, GEFP or any other Person that has a Lien on or possession of any Junior Securitization Interest that the Agent may request, duly executed or acknowledged by the appropriate Persons;

                         (iii) a new Working Capital Note payable to each Lender holding a Working Capital Commitment, in the amount of such Lender's respective Working Capital Commitment Amount after giving effect to any increase thereof (the "New Note"), duly executed by the Company;

                         (iv) completed responses to requests for information or other evidence satisfactory to the Agent that the financing statements and other instruments delivered to the Agent pursuant to Section 5.03(a)(i) above have been filed in all appropriate filing offices and that such filed financing statements perfect a security interest in favor of the Agent for the benefit of the Lenders in the Working Capital Collateral;

                         (v) a favorable opinion of Karen Dreyfus, General Counsel to NCFC and Senior Legal Counsel to the Company, addressed to the Banks, as to such matters as the Agent may reasonably request.

                    (b) The Company shall have paid to each Lender a Working Capital Commitment fee in respect of the increase in such Lender's Working Capital Commitment Amount as of the Working Capital Increase Date, as separately agreed between the Company and such Lender.

          (cc) Section 6.01(c) is hereby amended by inserting after the words "Pledge and Security Agreement" a comma and the words "in the Working Capital Security Agreement".

          (dd) Section 6.01(d) is hereby amended by deleting "Section 4.01(f)(ii)" and inserting "Section 4.01(e)(ii)" therefor.

          (ee) Section 6.01(k) is hereby amended in its entirety to read as follows:

               (k) The Pledge and Security Agreement, the Working Capital Security Agreement or the Guaranty shall, at any time, cease to be in full force and effect or shall be judicially declared null and void, or the validity or enforceability thereof shall be contested by the Company or NCFC, or the Agent shall cease to have, for the benefit of the Lenders, a valid and perfected security interest having the priority contemplated under the Pledge and Security Agreement or the Working Capital Security Agreement in any part of the collateral described therein, other than by action or inaction of the Agent, unless the Company shall, within two Business Days after the earlier of the date it receives notice thereof from the Agent or the date an officer of the Company has knowledge thereof, repay the outstanding Swingline Loans and Warehousing Loans in an amount sufficient to reduce the aggregate outstanding principal balance of the Swingline Loans and Warehousing Loans to the aggregate Warehousing Collateral Value of the Warehousing Collateral, and repay the outstanding Working Capital Loans in an amount sufficient to reduce the aggregate outstanding principal balance thereof to the aggregate Working Capital Collateral Value of the Junior Securitization Interests included in the Working Capital Collateral; or

          (ff) Section 7.09 is hereby amended by deleting "clause (e)" in the third line thereof and inserting therefor "clause (i)".

          (gg) Section 7.10 is hereby amended by deleting the last sentence thereof and inserting the following therefor:

          Notwithstanding any of the foregoing or any other provision of this Agreement, upon and after the occurrence of an Event of Default or Unmatured Event of Default, (a) all proceeds received by the Agent from the sale or other disposition of the Warehousing Collateral shall be applied in accordance with Section 17 of the Pledge and Security Agreement, (b) all proceeds received by the Agent from the sale or other disposition of the Working Capital Collateral shall be applied in accordance with the Working Capital Security Agreement, and (c) all payments made by the Guarantor to the Agent under the Guaranty shall be applied in the same order of priority as is set forth in Section 17 of the Pledge and Security Agreement with respect to application of the proceeds of Warehousing Collateral.

          (hh) Section 7.12 is hereby amended by deleting the words "reasonably acceptable to the Company" in the third sentence thereof and inserting the following after the fourth sentence thereof:

          Upon any determination by the Lenders under the second preceding sentence to appoint a custodian, the Lenders making such determination shall have the right to appoint a custodian, which custodian shall (unless an Event of Default has then occurred and is continuing) be reasonably acceptable to the Company.

          (ii) A new Section 7.14 is added after Section 7.13, which reads as follows:

               7.14  Notice of New Investors.  The Agent shall use reasonable
                     -----------------------
          efforts to provide prompt notice to each Lender (which notice may be telephonic) of its approval of any new Investor after December 31, 1997; provided, however, that the Agent shall have no liability to any
                --------  -------
          Lender or other Person for its failure to provide the notice described in this Section 7.14.

          (jj) Section 8.04(d) is hereby amended by deleting the words "Agent's counsel" and inserting therefor the words "any Lender's counsel".

          (kk) Section 8.05 is hereby amended in its entirety to read as follows:

               8.05 Releases, Amendments, Waivers, Consents and Exercise of
                    -------------------------------------------------------
          Remedies.  Except as otherwise provided in this Section 8.05, any
          --------
          provision of this Agreement or any other Loan Document may be amended or modified only by an instrument or instruments in writing signed by the Required Lenders and the Company. Any amendment, waiver or consent reducing any principal of, or the amount of or rate of interest on or fees with respect to, the Loans or the Commitments, postponing any date fixed for the payment of any principal of, interest on or fees with respect to the Loans or Commitments, extending the Warehousing Termination Date or the Working Capital Termination Date, releasing or subordinating any of the Warehousing Collateral (except as provided in the Pledge and Security Agreement) or the Working Capital Collateral (except as provided in the Working Capital Security Agreement), releasing the Guaranty, amending the definition of "Delivered Mortgage Loans," "Pro Rata Share," "Required Lenders," "Warehousing Borrowing Base" or "Warehousing Collateral Value," or amending Section 2.01, this Section 8.05 or any other provision hereof specifically requiring the consent or approval of all of the Lenders for any modification or waiver, as applicable, may only be made by an instrument or instruments in writing signed by all of the Lenders and the Company. Any amendment, waiver or consent amending the definition of "Working Capital Collateral Value," amending Section 2.02 or affecting the Working Capital Security Agreement shall only be made by an instrument in writing signed by all of the Lenders that have Working Capital Loans or Working Capital Commitments outstanding. In addition to the foregoing requirements,
          (A) no amendment, waiver or consent shall, unless in writing and signed by the Agent in addition to the requisite Lenders indicated above to take such action, affect the rights or duties of the Agent under this Agreement or any Loan Document, and (B) no amendment may increase any Lender's Commitment or Commitments unless it is in writing and signed by such Lender. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by the Company therefrom shall in any event be effective unless the same shall be in writing and signed or consented to in writing by the requisite Lenders indicated above and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

          (ll) Section 8.06(a) is hereby amended by deleting the words "the Required Lenders" in the first sentence thereof and inserting therefor the words "all of the Lenders".

          (mm) Exhibit A is hereby amended in its entirety to read as set forth on Exhibit A hereto.

          (nn) Schedule 1.01(b) is hereby amended in its entirety to read as set forth on Schedule 1.01(b) hereto.

     3.   Amendments to Pledge and Security Agreement.  The Pledge and Security
          -------------------------------------------
Agreement is hereby amended as follows:

          (a) Section 2 is hereby amended to delete "and" at the end of subsection (k), reletter subsection (l) as subsection (m) and add the following new subsection (l):

               (l) All right, title and interest of the Company in and to any Hedging Arrangements entered into to protect the Company against changes in the value of any of the Pledged Mortgage Loans or changes in the interest rate applicable to the Advances, including, without limitation, all rights to payment arising under such Hedging Arrangements; and

          (b) Section 18 of the Pledge and Security Agreement is hereby amended by inserting the words "ANY LENDER OR THE LESSOR," after the clause "WHETHER OR NOT THE SAME ARE CAUSED BY THE SIMPLE NEGLIGENCE OF THE AGENT,".

          (c) Attachment 1 to the Pledge and Security Agreement is hereby amended in its entirety to read as set forth on Attachment 1 hereto.

     4.   Amendment to Guaranty; Working Capital Security Agreement.  The
          ---------------------------------------------------------
Lenders hereby authorize the Agent to execute and deliver the Amendment to the Guaranty in the form of Exhibit C hereto, the Working Capital Security Agreement and all documents and instruments that the Agent, in its discretion, determines to be appropriate to perfect or protect its security interest, for the benefit of the Lenders, in the Working Capital Collateral. Each provision of the Working Capital Security Agreement and such documents and instruments which is contemplated to be binding upon the Lenders shall be binding upon the Lenders and each of them. The Agent shall not waive, amend or otherwise modify any provision of the Working Capital Security Agreement without the written consent of the Lenders that have Working Capital Loans or Working Capital Commitments outstanding.

     5.   Conditions to Effectiveness of this Amendment.  This Amendment shall
          ---------------------------------------------
become effective when the Agent shall have received at least eight (8) counterparts of this Amendment, duly executed by the Company and each Bank and acknowledged by NCFC, provided the following conditions are satisfied:

          (a) Before and after giving effect to this Amendment, the representations and warranties of the Company in Section 3 of the Credit Agreement and Section 5 of the Pledge and Security Agreement, and of NCFC in Section 15 of the Guaranty, shall be true and correct as though made on the date hereof, except for changes that are permitted by the terms of the Credit Agreement.

          (b) Before and after giving effect to this Amendment, no Event of Default and no Unmatured Event of Default shall have occurred and be continuing under the Credit Agreement.

          (c) No material adverse change in the business, assets, financial condition or prospects of the Company or NCFC shall have occurred since the Effective Date.

          (d) The following shall have been delivered to the Agent, each duly executed or certified, as the case may be, and dated as of the date of delivery thereof:

               (i) an amendment to the Guaranty, in the form of Exhibit C hereto, duly executed by the Guarantor;

               (ii) certified copies of resolutions of the Board of Directors of the Company authorizing or ratifying the execution, delivery and performance of this Amendment, the Working Capital Security Agreement, the New Note(s) and the amendment to the Guaranty described in clause
          (i) above;

               (iii) a certified copy of any amendment or restatement of the Articles of Incorporation or the By-laws of the Company made or entered following the date of the most recent certified copies thereof furnished to the Banks;

               (iv) certified copies of all documents evidencing any necessary corporate action, consent or governmental or regulatory approval (if any) with respect to this Amendment, the Working Capital Security Agreement, the New Note(s) and the amendment to the Guaranty described in clause (i) above;

               (v) a favorable opinion of Karen Dreyfus, General Counsel to NCFC and senior legal counsel to the Company, addressed to the Banks, as to the matters and to the effect set forth on Exhibit B hereto; and

               (vi) such other documents, instruments, opinions and approvals as the Agent may reasonably request.

     6.   Acknowledgments.  The Company and each Bank acknowledge that, as
          ---------------
amended hereby, the Credit Agreement and the Pledge and Security Agreement remain in full force and effect with respect to the Company and the Banks, that each reference to the Credit Agreement or the Pledge and Security Agreement in the Loan Documents shall refer to the Credit Agreement or the Pledge and Security Agreement, respectively, as amended hereby, and that each reference to the Guaranty in the Loan Documents shall refer to the Guaranty, as amended in connection with this Amendment. The Company confirms and acknowledges that it will continue to comply with the covenants set out in the Credit Agreement and the other Loan Documents, as amended hereby, and that its representations and warranties set out in the Credit Agreement and the other Loan Documents, as amended hereby, are true and correct as of the date of this Amendment. The Company further represents and warrants that (i) the execution, delivery and performance of this Amendment is within its corporate powers and has been duly authorized by all necessary corporate action; (ii) this Amendment has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its respective terms (subject to limitations as to enforceability which might result from bankruptcy, insolvency, or other similar laws affecting creditors' rights generally and general principles of equity) and (iii) no Events of Default or Unmatured Events of Default exist.

     7.   General.
          -------

          (a) The Company agrees to reimburse the Agent upon demand for all reasonable expenses (including reasonable attorneys fees and legal expenses) incurred by the Agent in the preparation, negotiation and execution of this Amendment and any other document required to be furnished herewith, and to pay and save the Banks harmless from all liability for any stamp or other taxes which may be payable with respect to the execution or delivery of this Amendment, which obligations of the Company shall survive any termination of the Credit Agreement.

          (b) This Amendment may be executed in as many counterparts as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same instrument.

          (c) Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

          (d) This Amendment shall be governed by, and construed in accordance with, the internal law, and not the law of conflicts, of the State of Minnesota, but giving effect to federal laws applicable to national banks.

          (e) This Amendment shall be binding upon the Company, the Banks, the Agent and their respective successors and assigns, and shall inure to the benefit of the Company, the Banks, the Agent and the successors and assigns of the Banks and the Agent.



           [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.


                                            NEW CENTURY MORTGAGE CORPORATION


                                            By
                                              ----------------------------------
                                            Its
                                               ---------------------------------


                                            FIRST BANK NATIONAL ASSOCIATION


                                            By
                                              ----------------------------------
                                            Its
                                               ---------------------------------


                                            GUARANTY FEDERAL BANK, FSB


                                            By
                                              ----------------------------------
                                            Its
                                               ---------------------------------


                                            FIRST UNION NATIONAL BANK


                                            By
                                              ----------------------------------
                                            Its
                                               ---------------------------------



                    [Signature Page for Third Amendment to
                 Second Amended and Restated Credit Agreement]

                                    RESIDENTIAL FUNDING CORPORATION


                                    By
                                      --------------------------------
                                    Its
                                       -------------------------------


                                    BANK ONE, TEXAS, N.A.


                                    By
                                      --------------------------------
                                    Its
                                       -------------------------------


                                    COMERICA BANK CALIFORNIA, INC.


                                    By
                                      --------------------------------
                                    Its
                                       -------------------------------


                                    THE BANK OF NEW YORK


                                    By
                                      --------------------------------
                                    Its
                                       -------------------------------


                                    THE FIRST NATIONAL BANK OF CHICAGO


                                    By
                                      --------------------------------
                                    Its
                                       -------------------------------

                    [Signature Page for Third Amendment to
                 Second Amended and Restated Credit Agreement]

          THE UNDERSIGNED, NEW CENTURY FINANCIAL CORPORATION, HEREBY (1) AGREES THAT EACH REFERENCE TO THE CREDIT AGREEMENT, OR WORDS OF SIMILAR IMPORT, CONTAINED IN THE SECOND AMENDED AND RESTATED GUARANTY DATED AS OF JULY 31, 1997 (THE "GUARANTY") BY THE UNDERSIGNED TO THE BANKS AND THE AGENT, SHALL BE A REFERENCE TO THE CREDIT AGREEMENT AS AMENDED BY THE FOREGOING AMENDMENT, (2) CONFIRMS THAT THE GUARANTY SHALL REMAIN IN FULL FORCE AND EFFECT AFTER GIVING EFFECT TO THE FOREGOING AMENDMENT, AND (3) CONFIRMS AND ACKNOWLEDGES THAT ITS REPRESENTATIONS AND WARRANTIES SET FORTH IN SECTION 15 OF THE GUARANTY ARE TRUE AND CORRECT AS OF THE DATE OF THE FOREGOING AMENDMENT.

                                            NEW CENTURY FINANCIAL CORPORATION


                                            By
                                              -------------------------------
                                            Its
                                               ------------------------------

                               SCHEDULE 1.01(b)



                               BANK COMMITMENTS
                               ----------------

                                                             Working
                                             Warehousing     Capital
Banks                                        Commitment    Commitment
-----                                        -----------   -----------

     First Bank National Association         $60,000,000   $4,000,000*
     Guaranty Federal Bank, F.S.B.           $50,000,000            0
     Comerica Bank California, Inc.          $15,000,000            0
     First Union National Bank               $25,000,000            0
     Residential Funding Corporation         $25,000,000            0
     Bank One, Texas, N.A.                   $30,000,000            0
     The Bank of New York                    $25,000,000            0
     The First National Bank of Chicago      $30,000,000            0


*    Increased as of the Working Capital Increase Date to $11,500,000

                                                                 Attachment 1 to
                                                   Pledge and Security Agreement


                              AGREEMENT TO PLEDGE
                      (Security Agreement as provided for
                 by the Uniform Commercial Code of Minnesota)


          For new value this day received, and as collateral security for the payment of any and all indebtedness and liability of the undersigned under that certain Second Amended and Restated Credit Agreement dated as of July 31, 1997 (as the same may be amended, restated, modified or supplemented and in effect from time to time, the "Credit Agreement") between New Century Mortgage Corporation, a California corporation (the "Company"), the lenders party thereto (the "Lenders") and First Bank National Association, a national banking association ("First Bank"), as agent for the Lenders, and that certain Pledge and Security Agreement dated as of July 31, 1997 (as the same may be amended, restated, modified or supplemented and in effect from time to time (the "Pledge and Security Agreement") between the Company and First Bank, as collateral agent (in such capacity, the "Collateral Agent") for itself, the Agent, the Lenders and FBS Business Finance Corporation (the "Lessor") (together with any successor collateral agent under the Pledge and Security Agreement, the "Collateral Agent"), and consistent with the terms of the Pledge and Security Agreement, the Company hereby creates and grants in favor of the Collateral Agent, for the benefit of the Collateral Agent, the Agent, the Lenders and the Lessor, a security interest in and to the documents described in each Collateral Identification Letter and Loan Detail Listing attached to this Agreement to Pledge and all proceeds thereof.

          Capitalized terms used herein which are defined in the Credit Agreement or the Pledge and Security Agreement and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement or the Pledge and Security Agreement.

          The Company agrees to deliver the instruments and documents described in Section 4.02 of the Pledge and Security Agreement to the Collateral Agent within seven Business Days following the date hereof, as provided in said
Section 4.02. The Company further agrees to deliver the instruments and documents described in Section 4.03 of the Pledge and Security Agreement to the Collateral Agent within five Business Days after the Company's receipt of the Collateral Agent's written request therefor.

          The Company further agrees that the Collateral Agent does not assume any duty or responsibility in respect of any of the documents described in each attached Collateral Identification Letter, and that the Collateral Agent does not waive any right of possession to any of such documents for the failure to demand or receive such possession.

          The Company further agrees that this Agreement to Pledge shall be binding upon and inure to the benefit of the legal representatives, successors or assigns of the Company.

          The Company further agrees that all rights, interests, duties and liabilities arising hereunder shall be determined according to the laws of the State of Minnesota, without giving effect to conflict of laws principles thereof.


Dated as of  ___________________________, 199_.


                                            NEW CENTURY MORTGAGE CORPORATION


                                            By
                                              ------------------------------
                                            Its
                                               -----------------------------